UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 13, 2007

                              LOGICA HOLDINGS, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                        0-50621                  86-0787790
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                      82 Avenue Road, Toronto, Ontario M5R
                                   2H2, Canada
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (416) 929-5798

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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         The following 8-K/A is being filed to include additional audited and interim historical and pro forma financial information required by this form.

Item 9.01         Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The financial statements required under Item 9.01(a) of Plays on the Net, Plc are attached to this report.

     (b) Proforma Financial Information. Proforma financial information at December 31, 2006 and June 30, 2007 is attached to this report.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2008                   LOGICA HOLDINGS, INC.

                                         BY:  /s/ Enzo Taddei
                                              ------------------------
                                              Enzo Taddei
                                              Chief Financial Officer











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